UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): May 18, 2005
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                             INFOSEARCH MEDIA, INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
                                -----------------
                 (State or Other Jurisdiction of Incorporation)

                  333-97385                    90-0002618
           (Commission File Number) (IRS Employer Identification No.)

              4086 Del Rey Avenue, Marina Del Rey, California 90292
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              (Address of principal executive offices and zip code)

                                 (310) 437-7380
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              (Registrant's telephone number, including area code)

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      Written communications pursuant to Rule 425 under the Securities Act (17 CF 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

On May 18, 2005, the Registrant appointed John LaValle to serve as a member of the Board of Directors. Mr. LaValle, currently the CFO of TelASIC Communications, brings over 20 years of finance experience with high-growth technology companies to the Board. Mr. Lavalle has helped raise more than $700 million in funding through venture capitalists, banks, lease financings and public offerings. As CFO, he guided Stamps.com through its IPO and, at that time, one of the largest secondary offerings ever completed by any Internet company, the IPOs for two other firms, and the sale of Comcore to National Semiconductor. Prior to his work as CFO at high-growth technology firms, Mr. LaValle held financial positions with Chevron Corporation and Andersen Consulting. He received his undergraduate degree with Summa Cum Laude honors from Boston College, and earned his MBA from Harvard Business School, where he was awarded multiple Fellowships.

Item 9.01  Financial Statements and Exhibits.

(c)   Exhibits

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B:

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Exhibit No.             Description
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99.1                    Press Release dated May 18, 2005
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             INFOSEARCH MEDIA, INC.



Dated: May 18, 2005                          By: /s/ Frank Knuettel, II
                                               --------------------------------
                                             Name: Frank Knuettel, II
                                             Title: Chief Financial Officer

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Exhibit Index

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Exhibit No.             Description
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99.1                    Press Release dated May 18, 2005
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